Note 5 - Impairment charge	12 Months Ended
Dec. 31, 2023
Note 5 - Impairment charge
Note 5 - Impairment charge

5      Impairment charge

Tenaris’s main source of revenue is the sale of products and services to the oil and gas industry, and the level of such sales is sensitive to international oil and gas prices and their impact on drilling activities.

The Company conducts regular assessments of the carrying values of its assets. The recoverable value is based on the value in use. The main key assumptions used in estimating the value in use are discount rate, growth rate and competitive, economic and regulatory factors applied to determine cash flow projections, such as oil and gas prices, average number of active oil and gas drilling rigs (rig count) and raw material costs.

For purposes of assessing key assumptions, to estimate discounted future cash flows, the Company uses external sources of information and management judgment based on past experience and expectations. Management has determined the value of each of the key assumptions as follows:

- Discount rate: based on the applicable weighted average cost of capital (“WACC”), which is considered to be a good indicator of capital cost, taking into account the industry, country and size of the business. For each CGU where assets are allocated, a specific WACC was determined.

- Growth rate: considers mainly the inflation impact on prices and costs, the long-term evolution of the oil and gas industry, the higher demand to offset depletion of existing fields and the Company’s expected market penetration. In 2023, a nominal growth rate of 2% was considered.

- Oil and gas prices: based on industry analysts’ reports and management’s expectations of market development.

- Rig count: based on information published by Baker Hughes and management’s expectations.

- Raw material costs: based on industry analysts’ reports and management’s expectations.

Considering that the recoverable amount of the cash-generating units obtained in prior years' tests and that the assets and liabilities making up those units have not changed significantly, nor the key assumptions mentioned above, the Company concluded that impairment tests for previous years are still valid as of the end of the reporting period. In addition, the Company has considered the impact of updating the main discount rates, applying rates in a range between 12.5% and 21.4% for the CGUs under analysis. Based on the facts mentioned above, the Company concluded that no impairment charge shall be recognized for the year 2023.

In December 2022, in the presence of impairment indicators, the Company conducted impairment tests and reviewed the values of certain idle assets in its subsidiaries. The aforementioned analysis resulted in impairment charges of $76.7 million, allocated in $63.1 million to the Tubes segment and $13.6 million to the Other segment. The main discount rates used were in a range between 13.4% and 20.2%. In 2022, a nominal growth rate of 2% was considered.

In December 2021, as a result of the expected termination of the NKKTubes joint venture, which at the time represented an impairment indicator for its assets, an impairment test was conducted, resulting in a charge of $57 million that totally reduced the carrying amounts of property, plant and equipment and intangible assets. The total amount was allocated to the Tubes segment. The main discount rates used were in a range between 10.9% and 18.8%. In 2021, a nominal growth rate of 2% was considered.